2024 Second Quarter Earnings Webcast July 31, 2024 18-K July 31, 2024

NorthWestern Energy 2 Forward Looking Statements During the course of this presentation, there will be forward- looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” The information in this presentation is based upon our current expectations as of the date of this document unless otherwise noted. Our actual future business and financial performance may differ materially and adversely from our expectations expressed in any forward-looking statements. We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason. Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially. The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s 10-K and 10-Q along with other public filings with the SEC.

Recent Highlights • Reported GAAP diluted EPS of $0.52 o Non-GAAP diluted EPS of $0.531 • Affirming 2024 diluted EPS guidance of $3.42 - $3.62 • Affirming long-term (5 year) rate base and earnings per share growth rates targets of 4% - 6%2 • Dividend Declared: $0.65 per share payable September 30, 2024 to shareholders of record as of September 13, 2024 Rate Reviews Filed: • Montana electric and natural gas • South Dakota natural gas • Nebraska natural gas Announcement of Two Strategic Transactions: • Entered agreement to acquire Energy West Montana’s natural gas distribution system (serving ~33,000 customers) for $39 million • Entered agreement to acquire Puget Sound’s 370MW ownership in Colstrip Units 3 & 4 at no cost 1.) See “Second Quarter 2024 Non-GAAP Earnings” below and “Non-GAAP Financial Measures” in appendix 2.) Based on 2022 adjusted non-GAAP earnings of $3.18 per diluted share and 2022 estimated rate base of $4.54 billion 3

9%-11% Total Growth 11%+ Total Growth Incremental Opportunities: 6% + EPS Growth ~5% Dividend Yield Base Capital Plan: 4%-6% EPS Growth  FERC Transmission  Incremental generating capacity (subject to successful resource procurement bids)  Qualifying Facility and / or Power Purchase Agreement buyouts  Electrification supporting economic development Nearly $2.5 billion of highly executable and low-risk capital investment forecasted over the next five years. This investment is expected to drive annualized earnings and rate base growth of approximately 4% - 6%. See slide titled “Strong Growth Outlook” for additional information. + The NorthWestern Value Proposition + 4 = =

Q2 Financial Results 5

Second Quarter Financial Results 6 1.) Utility Margin is a non- GAAP Measure. See appendix slide titled “Reconciling Gross Margin to Utility Margin” for additional disclosure. (in millions except per share amounts) 2024 2023 Variance % Variance Operating Revenues 319.9$ 290.5$ 29.4$ 10.1% 76.5 67.6 8.9 13.2% Utility Margin 243.4 222.9 20.5 9.2% Operating Expenses Operating and maintenance 57.4 54.8 2.6 4.7% Administrative and general 31.3 30.0 1.3 4.3% Property and other taxes 36.3 40.1 (3.8) (9.5%) Depreciation and depletion 56.9 52.4 4.5 8.6% Total Operating Expenses 181.9 177.3 4.6 2.6% Operating Income 61.6 45.6 16.0 35.1% Interest expense (31.9) (28.4) (3.5) (12.3%) Other income, net 6.2 4.1 2.1 51.2% Income Before Taxes 35.9 21.3 14.6 68.5% Income tax expense (4.2) (2.2) (2.0) (90.9%) Net Income 31.7$ 19.1$ 12.6$ 66.0% Effective Tax Rate 11.8% 10.1% 1.70% Diluted Shares Outstanding 61.4 59.8 1.6 2.7% Diluted Earnings Per Share $0.52 $0.32 0.20$ 62.5% Dividends Paid per Common Share 0.65$ 0.64$ 0.01$ 1.6% Three Months Ended June 30, Fuel, purchased supply & direct transmission expense (exclusive of depreciation and depletion) 1

Second Quarter 2024 Financial Results 7 1.) See “Second Quarter 2024 Non-GAAP Earnings” below and “Non-GAAP Financial Measures” in appendix. Second Quarter Net Income vs Prior Period •GAAP: 12.6 million or 66.0% •Non-GAAP1: 11.8 million or 57.8% Second Quarter EPS vs Prior Period •GAAP: $0.20 or 62.5% •Non-GAAP1: $0.18 or 51.4%

Year-to-Date 2024 Financial Results 8 Year-to-Date Net Income vs Prior Period •GAAP: 15.0 million or 18.4% •Non-GAAP1: 15.9 million or 19.1% Year-to-Date EPS vs Prior Period •GAAP: $0.21 or 15.4% •Non-GAAP1: $0.22 or 15.7% 1.) See “Second Quarter 2024 Non-GAAP Earnings” below and “Non-GAAP Financial Measures” in appendix.

After-tax EPS vs Prior Year Second Quarter Earnings Drivers 9 1 2 Improvement in Utility Margin offset mild weather, higher OA&G expense, depreciation, interest expense, and slight dilution from higher share count. 1.) Utility Margin is a non-GAAP Measure. See appendix slide titled “Reconciling Gross Margin to Utility Margin” for additional disclosure. 2.) See “Second Quarter 2024 Non- GAAP Earnings” below and “Non- GAAP Financial Measures” in appendix.

Second Quarter Utility Margin Bridge Pre-tax Millions vs. Prior Year $24.1 million or 10.8% increase in Utility Margin items that impact Net Income NOTE: Utility Margin is a non-GAAP Measure. See appendix slide titled “Reconciling Gross Margin to Utility Margin” for additional disclosure. 10

We estimate weather to be a $0.7 million pre-tax detriment as compared to normal and a $1.1 million benefit as compared to second quarter 2023. (1) As a result of the adoption of Accounting Standard Update 2017-07 in March 2018, pension and other employee benefit expense is now disaggregated on the GAAP income statement with portions now recorded in both OG&A expense and Other (Expense) Income lines. To facilitate better understanding of trends in year-over-year comparisons, the non-GAAP adjustment above re-aggregates the expense in OG&A - as it was historically presented prior to the ASU 2017-07 (with no impact to net income or earnings per share). (2) Utility Margin is a non-GAAP Measure. See the slide titled “Reconciling Gross Margin to Utility Margin” for additional disclosures. Second Quarter 2024 Non-GAAP Earnings 11 The adjusted non-GAAP measures presented in the table reflect significant items that are non-recurring or a variance from normal weather, however they should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

Credit, Cash Flow, and Financing Plans 12 Credit Ratings 2024 Financing Plan No equity expected to fund the current 5-year | $2.5 billion capital plan Financing plans (targeting a FFO to Debt ratio > 14%) are expected to maintain our current credit ratings. We expect to pay minimal cash taxes into 2028 due to utilization of our NOL’s and tax credits. Financing plans are subject to change.

Strong Growth Outlook This guidance range is based upon, but not limited to, the following major assumptions: • Normal weather in our service territories; • Interim rates in Montana in the fourth quarter; • An effective income tax rate of approximately 12%-14%; and • Diluted average shares outstanding of approximately 61.4 million. 2024 Non-GAAP EPS Guidance1 of $3.42 - $3.62  Affirming long-term (5 Year) expected growth rates • EPS growth of 4% to 6% from 2022 base year of $3.18 Non-GAAP • Rate base growth of 4% to 6% from 2022 base year $4.54 billion • Continued focus on earned returns driven by financial and operational execution  No equity expected to fund the current 5-year | $2.5 billion capital plan • Capital plan is expected to be funded by cash from operations (aided by net operating losses1) and secured debt • Any equity needs would be driven by opportunities incremental to the plan  Expect to maintain FFO / Debt > 14% through 2024 and beyond  Earnings growth is expected to exceed dividend growth until we return to our targeted 60% to 70% payout ratio. 13 1.) See “2024 Earnings Bridge” in the Appendix for additional detail.

Rate Reviews 14

15

Strategic Update 16

Energy West/Cut Bank Natural Gas 17 Transaction Highlights Purchase Price Approvals and Timing • Two natural gas LDC’s in Montana: Energy West Montana (“EWM”) and Cut Bank Gas Co. (“CBGC”) from Hope Utilities • 33,000 customers in Great Falls area, West Yellowstone and Cut Bank communities • EWM’s and CBGC’s currently authorized rates will remain until our next natural gas rate review • Asset purchase price of $39 million*, subject to a number of customary closing conditions • Expected closing in the first quarter of 2025 • Subject to Montana Public Service Commission approval (August 2024 filing) • Opportunity to acquire assets strategically located within our service territory • Consistent with focus on our existing regulated utility business Customers • Expands and reinforces NorthWestern’s commitment to Montana, its communities and residents • Opportunity to expand NorthWestern’s charitable and economic development impact Communities • EWM and CBGC employees offered employment with NWE • NorthWestern remains committed to competitive pay, benefits and opportunity for advancement Employees • Regulated distribution assets within our existing geography • Expected to be earnings and credit neutral Investors * Approximately 1.5x estimated 2024 ending Property Plant & Equipment balance

Colstrip Transaction Overview 18 NorthWestern Energy entered into an agreement to acquire Puget Sound Energy’s ownership interests in Colstrip Units 3 and 4. This transaction is in addition to our previously disclosed agreement with Avista to acquire their ownership interest in Colstrip. Similar to the previously disclosed Avista agreement, the Puget acquisition is subject to customary conditions and approvals, including approval from the FERC. NorthWestern will have the right to exercise Avista’s and Puget Sound’s votes with respect to capital expenditures between now and 2025 with both Avista and Puget Sound responsible for its pro rata share. Avista and Puget Sound will retain their respective existing environmental and decommissioning obligations through life of plant. Announcement Date: Effective Date: Generating Capacity: Acquisition Price: Puget Sound July 2024 December 31, 2025 370 MW (185 MW of each CU 3 & 4) $0.0 Avista January 2023 December 31, 2025 222 MW (111 MW of each CU 3 & 4) $0.0 Reliability NorthWestern has considerable low cost wind and solar generation on our system today, but that generation is variable. Colstrip’s generation provides power for our customers when the wind isn’t blowing and the sun isn’t shining. Affordability As other states require a transition away from coal resources at a pace faster than is feasible in Montana, this no-cost acquisition allows our customers to transition to a cleaner energy future at a pace that works for Montanans. Sustainability Colstrip is a dependable bridge to a cleaner energy future, which could ultimately include new lower- or no-carbon emitting resources such as gas-fired generation, small modular nuclear reactors, long- duration storage or other technologies, which we believe could be located in the Colstrip area. But this will take time and we will not sacrifice service reliability during the transition. The no-cost acquisition will allow us to leverage existing infrastructure in Montana that is available when our customers need energy the most at an affordable cost.

Colstrip Facility Ownership Overview 19 In January 2026, we will own 55% of Colstrip Units 3 &4. This allows us to guide investments in operation and maintenance in providing on- demand, 24/7 cost-effective generation for our Montana customers until a viable equivalent, carbon-free energy resource is available.

Montana Wildfire Mitigation Plan 20 Reduction of Ignition Potential System and Environmental Monitoring Enhanced Vegetation Maintenance Enriched Public Communication and Outreach  Comprehensive summary of wildfire mitigation activities  Expect to update plan with each electric rate review filing  Deferral treatment for wildfire costs beyond amounts authorized in rates (up to $95 million over 5 years)  Key elements of the plan, driven by risk analysis include: • Situational Awareness • Operational Practice • System Preparedness Our operational practice includes situationally performing power shutdowns and adjusting system operating protocols during periods of heightened wildfire risk. Power shutdown considerations include environmental conditions, system performance, and mitigating any potential impacts of an outage to customers and emergency services. • Vegetation Management • Public Communication Distribution 5.9% Transmission 7.3%  Linear line miles of highest risk Montana electric assets NorthWesternEnergy.com/Wildfire

Conclusion Pure Electric & Gas Utility Solid Utility Foundation Best Practices Corporate Governance Attractive Future Growth Prospects Strong Earnings & Cash Flows 21 NorthWestern Energy Group, Inc. dba: NorthWestern Energy Ticker: NWE (Nasdaq) www.northwesternenergy.com Corporate Support Office 3010 West 69th Street Sioux Falls, SD 57108 (605) 978-2900 Investor Relations Officer Travis Meyer 605-978-2967 travis.meyer@northwestern.com

Appendix: 22

2024 Earnings Bridge This guidance range is based upon, but not limited to, the following major assumptions: • Normal weather in our service territories; • Interim rates in Montana in the fourth quarter; • An effective income tax rate of approximately 12%- 14%; and • Diluted average shares outstanding of approximately 61.4 million. 23 Appendix

$2.5 billion of highly-executable and low-risk capital investment Regulated Utility Five-Year Capital Forecast 24 Appendix

(1) The revenue requirement associated with the FERC regulated portion of Montana electric transmission and ancillary services are included as revenue credits to our MPSC jurisdictional customers. Therefore, we do not separately reflect FERC authorized rate base or authorized returns. (2) The Montana gas revenue requirement includes a step down which approximates annual depletion of our natural gas production assets included in rate base. (3) For those items marked as "n/a," the respective settlement and/or order was not specific as to these terms. (4) On June 15, 2023, we filed a South Dakota electric rate review filing (2022 test year) with the South Dakota Public Utility Commission Coal Generation Rate Base as a percentage of Total Rate Base Revenue from coal generation is not easily identifiable due to the use of bundled rates in South Dakota and other rate design and accounting considerations. However, NorthWestern is a fully regulated utility company for which rate base is the primary driver for earnings. The data to the left illustrates that NorthWestern only derives approximately 9 -14% of earnings from its jointly owned coal generation rate base. Rate Base & Authorized Return Summary Appendix 25

Our Net-Zero Vision Over the past 100 years, NorthWestern Energy has maintained our commitment to provide customers with reliable and affordable electric and natural gas service while also being good stewards of the environment. We have responded to climate change, its implications and risks, by increasing our environmental sustainability efforts and our access to clean energy resources. But more must be done. We are committed to achieving net zero emissions by 2050. • Committed to achieving net-zero by 2050 for Scope 1 and 2 emissions • Must balance Affordability, Reliability and Sustainability in this transition • No new carbon emitting generation additions after 2035 • Pipeline modernization, enhanced leak detection and development of alternative fuels for natural gas business • Electrify fleet and add charging infrastructure • Carbon offsets likely needed to ultimately achieve net-zero • Please visit www.NorthWesternEnergy.com/NetZero to learn more about our Net Zero Vision. 26 Appendix

Rate Review Appendix 27

Montana Electric Rate Review Montana Electric: • 69.4 Million Total Request • $874 Million Plant-in-Service additions (’23-’24F) • Operating Costs increase 1.1% CAGR (’21-’23) • Typical Residential Bill increase 8.3% at full request 28 $156.5 Million Base Rate Increase Requested & $69.4 Million Total Request Typical 750 kWh Residential Electric Bill YCGS Net Customer Impact Appendix

Montana Gas Rate Review 29 $28.6 Million Base Rate Increase Requested Montana Natural Gas: • $28.6 Million Total Request • $174 Million Plant-in-Service additions (’23-’24F) • Operating Costs increase 3.3% CAGR (’21-’23) • Typical Residential Bill increase 17.0% at full request Typical 65 Therm Residential Natural Gas Bill Appendix

South Dakota Natural Gas Rate Review 30 South Dakota Natural Gas: • $6.0 Million Total Request • $80 Million Plant-in-Service additions (’10-’23) • Operating Costs increase 1.9% CAGR (’10-’23) • Typical Residential Bill increase 7.9% at full request $6.0 Million Rate Increase Requested Typical 100 Therm Residential Natural Gas Bill Appendix

Nebraska Natural Gas Rate Review 31 $3.6 Million Rate Increase Requested Typical 100 Therm Residential Natural Gas Bill Nebraska Natural Gas: • $3.6 Million Total Request • $42 Million Plant-in-Service additions (’07-’23) • Operating Costs increase 1.3% CAGR (’07-’23) • Typical Residential Bill increase 5.8% at full request Appendix

Second Quarter Appendix 32

Utility Margin (Q2) (dollars in millions) Three Months Ended June 30, 2024 2023 Variance Electric $ 199.2 $ 186.9 $ 12.3 6.6% Natural Gas 44.2 36.0 8.2 22.8% Total Utility Margin1 $ 243.4 $ 222.9 $ 20.5 9.2% (1) Utility Margin is a non-GAAP Measure. See appendix slide titled “Reconciling Gross Margin to Utility Margin” for additional disclosure. Increase in utility margin due to the following factors: $ 16.4 Base rates 4.1 Transmission revenue due to market conditions 2.5 Montana property tax tracker collections 1.1 Natural gas retail volumes 0.8 Montana natural gas transportation 0.6 Electric retail volumes (4.2) Qualifying Facility (QF) liability adjustment (0.9) Non-recoverable Montana electric supply costs 3.7 Other $ 24.1 Change in Utility Margin Impacting Net Income $ (3.8) Property & other taxes recovered in revenue, offset in property & other taxes (0.8) Production tax credits, offset in income tax expense 1.0 Operating expenses recovered in revenue, offset in operating & maintenance expense $ (3.6) Change in Utility Margin Offset Within Net Income $ 20.5 Increase in Utility Margin 33 Appendix

Operating Expenses (Q2) Increase in operating expenses due to the following factors: $ 4.5 Depreciation expense due to plant additions and higher depreciation rates 2.0 Electric generation maintenance 1.8 Labor and benefits(1) 0.5 Insurance expense 0.4 Technology implementation and maintenance expenses (0.5) Uncollectible accounts (1.9) Other $ 6.8 Change in Operating Expense Items Impacting Net Income (dollars in millions) Three Months Ended June 30, 2024 2023 Variance Operating & maintenance $ 57.4 $ 54.8 $ 2.6 4.7% Administrative & general 31.3 30.0 1.3 4.3% Property and other taxes 36.3 40.1 (3.8) (9.5)% Depreciation and depletion 56.9 52.4 4.5 8.6% Operating Expenses $ 181.9 $ 177.3 $ 4.6 2.6% $ (3.8) Property and other taxes recovered in trackers, offset in revenue 0.7 Pension and other postretirement benefits, offset in other income(1) 1.0 Operating and maintenance expenses recovered in trackers, offset in revenue (0.1) Deferred compensation, offset in other income $ (2.2) Change in Operating Expense Items Offset Within Net Income $ 4.6 Increase in Operating Expenses (1) In order to present the total change in labor and benefits, we have included the change in the non- service cost component of our pension and other postretirement benefits, which is recorded within other income on our Condensed Consolidated Statements of Income. This change is offset within this table as it does not affect our operating expenses. 34 Appendix

Operating to Net Income (Q2) (dollars in millions) Three Months Ended June 30, 2024 2023 Variance Operating Income $ 61.6 $ 45.6 $ 16.0 35.1% Interest expense (31.9) (28.4) (3.5) (12.3)% Other income, net 6.2 4.1 2.1 51.2% Income Before Taxes 35.9 21.3 14.6 68.5% Income tax expense (4.2) (2.2) (2.0) (90.9)% Net Income $ 31.7 $ 19.1 $ 12.6 66.0% $3.5 million increase in interest expense was primarily due to higher borrowings and interest rates, partly offset by lower interest on our revolving credit facilities and higher capitalization of Allowance for Funds Used During Construction (AFUDC). $2.1 million increase in other income, net was primarily due to higher capitalization of AFUDC and a decrease in the non-service component of pension expense. $2.0 million increase in income tax expense was primarily due to higher pre-tax income. 35 Appendix

Tax Reconciliation (Q2) 36 Appendix (in millions) Variance Income Before Income Taxes $35.9 $21.3 14.6 Income tax calculated at federal statutory rate 7.5 21.0% 4.5 21.0% 3.0 Permanent or flow through adjustments: State income tax, net of federal provisions - 0.1% 0.3 1.3% (0.3) Flow-through repairs deductions (3.0) (8.5%) (1.7) (8.0%) (1.3) Production tax credits (2.0) (5.6%) (1.1) (5.4%) (0.9) Amortization of excess deferred income tax (0.2) (0.5%) (0.2) (1.1%) - Plant and depreciation flow-through items 1.1 3.0% 0.2 0.9% 0.9 Other, net 0.8 2.3% 0.1 1.4% 0.7 Sub-total (3.3) (9.2%) (2.4) (10.9%) (0.9) Income Tax Expense 4.2$ 11.8% 2.1$ 10.1% 2.1$ Three Months Ended June 30, 2024 2023

Segment Results (Q2) (1) Utility Margin is a non-GAAP Measure. See appendix slide titled “Reconciling Gross Margin to Utility Margin” for additional disclosure. 37 Appendix Three Months Ended June 30, 2024 Electric Gas Other Total Operating revenues 260,134$ 59,795$ -$ 319,929$ Fuel, purchased supply & direct transmission* 60,887 15,593 - 76,480 Utility margin 199,247 44,202 - 243,449 Operating and maintenance 43,467 13,900 - 57,367 Administrative and general 23,294 7,821 166 31,281 Property and other taxes 28,006 8,251 (1) 36,256 Depreciation & depletion 47,546 9,387 56,933 Operating income (loss) 56,934 4,843 (165) 61,612 Interest expense (23,298) (7,147) (1,430) (31,875) Other income 4,031 927 1,202 6,160 Income tax (expense) benefit (3,891) 304 (656) (4,243) Net income (loss) 33,776$ (1,073)$ (1,049)$ 31,654$ Three Months Ended June 30, 2023 Electric Gas Other Total Operating revenues 229,266$ 61,236$ -$ 290,502$ Fuel, purchased supply & direct transmission* 42,363 25,215 - 67,578 Utility margin 186,903 36,021 - 222,924 Operating and maintenance 41,368 13,472 - 54,840 Administrative and general 21,635 8,321 (1) 29,955 Property and other taxes 31,022 9,104 3 40,129 Depreciation & depletion 43,319 9,061 - 52,380 Operating income (loss) 49,559 (3,937) (2) 45,620 Interest expense (21,724) (4,490) (2,197) (28,411) Other income (expense) 2,954 1,144 (36) 4,062 Income tax (expense) benefit (3,515) (373) 1,741 (2,147) Net income (loss) 27,274$ (7,656)$ (494)$ 19,124$ * Direct Transmission expense excludes depreciation and depletion (in thousands) 1 1

2024 2023 $ % 2024 2023 2024 2023 Montana 86,028$ 83,840$ 2,188$ 2.6% 582 568 327,655 321,820 South Dakota 15,392 15,686 (294) (1.9) % 117 135 51,340 51,162 Residential 101,420 99,526 1,894 1.9% 699 703 378,995 372,982 Montana 99,655 101,919 (2,264) (2.2) % 756 759 75,602 74,234 South Dakota 26,356 25,134 1,222 4.9% 259 266 13,083 12,985 Commercial 126,011 127,053 (1,042) (0.8) % 1,015 1,025 88,685 87,219 Industrial 11,282 10,722 560 5.2% 739 644 80 78 Other 8,550 8,732 (182) (2.1) % 36 33 6,460 6,388 Total Retail Electric 247,263 246,033 1,230 0.5% 2,489 2,405 474,220 466,667 Regulatory amortization (10,904) (36,254) 25,350 (69.9) % Transmission 22,436 18,352 4,084 22.3 % Wholesale and other 1,339 1,135 204 18.0 % Total Revenues 260,134 229,266 30,868 13.5 % Total fuel, purchased supply & direct transmission expense* 60,887 42,363 18,524 43.7 % Utility Margin 199,247 186,903 12,344 6.6% * Direct transmission expense is exclusive of depreciation and depletion expense (in thousands) Megawatt Hours (MWH) Average Customer CountsChange Three Months Ended June 30, Revenues 1 Electric Segment (Q2) (1) Utility Margin is a non-GAAP Measure. See appendix slide titled “Reconciling Gross Margin to Utility Margin” for additional disclosure. 38 Appendix

2024 2023 $ % 2024 2023 2024 2023 Montana 18,921$ 17,589$ 1,332$ 7.6% 2,224 1,864 185,449 183,669 South Dakota 5,894 8,375 (2,481) (29.6) % 568 703 42,440 41,914 Nebraska 3,798 7,457 (3,659) (49.1) % 438 508 37,889 37,711 Residential 28,613 33,421 (4,808) (14.4) % 3,230 3,075 265,778 263,294 Montana 10,743 9,918 825 8.3% 1,301 1,147 26,160 25,714 South Dakota 3,754 5,505 (1,751) (31.8) % 600 675 7,354 7,217 Nebraska 1,969 4,665 (2,696) (57.8) % 333 387 5,044 5,004 Commercial 16,466 20,088 (3,622) (18.0) % 2,234 2,209 38,558 37,935 Industrial 169 160 9 5.6% 23 19 237 232 Other 292 326 (34) (10.4) % 44 43 196 188 Total Retail Electric 45,540$ 53,995$ (8,455)$ (15.7) % 5,531 5,346 304,769 301,649 Regulatory amortization 3,735 (3,369) 7,104 210.9 % Wholesale and other 10,520 10,610 (90) (0.8) % Total Revenues 59,795$ 61,236$ (1,441)$ (2.4) % Total fuel, purchased supply & direct transmission expense* 15,593$ 25,215$ (9,622)$ (38.2) % Utility Margin 44,202$ 36,021$ 8,181$ 22.7% - * Direct transmission expense is exclusive of depreciation and depletion expense Revenues Dekatherms (Dkt) Average Customer CountsChange Three Months Ended June 30, (in thousands) 1 Natural Gas Segment (Q2) 39 Appendix (1) Utility Margin is a non-GAAP Measure. See appendix slide titled “Reconciling Gross Margin to Utility Margin” for additional disclosure.

2024 Year-to-Date Appendix 40

(1) As a result of the adoption of Accounting Standard Update 2017-07 in March 2018, pension and other employee benefit expense is now disaggregated on the GAAP income statement with portions now recorded in both OG&A expense and Other (Expense) Income lines. To facilitate better understanding of trends in year-over-year comparisons, the non-GAAP adjustment above re- aggregates the expense in OG&A - as it was historically presented prior to the ASU 2017-07 (with no impact to net income or earnings per share). (2) Utility Margin is a non-GAAP Measure. See the slide titled “Reconciling Gross Margin to Utility Margin” for additional disclosure. Year-to-Date 2024 Non-GAAP Earnings 41 For the six months ended June 30, we estimate weather to be a $1.9 million pre-tax detriment as compared to normal and a $3.7 million detriment as compared to 2023. The adjusted non-GAAP measures presented in the table reflect significant items that are non-recurring or a variance from normal weather, however they should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP. Appendix

(in millions except per share amounts) 2024 2023 Variance % Variance Operating Revenues 795.3$ 745.1$ 50.2$ 6.7% 251.2 233.1 18.1 7.8% Utility Margin 544.1 512.0 32.1 6.3% Operating Expenses Operating and maintenance 111.5 110.7 0.8 0.7% Administrative and general 71.7 64.7 7.0 10.8% Property and other taxes 83.4 89.3 (5.9) (6.6%) Depreciation and depletion 113.7 105.6 8.1 7.7% Total Operating Expenses 380.3 370.3 10.0 2.7% Operating Income 163.7 141.7 22.0 15.5% Interest expense (62.9) (56.4) (6.5) (11.5%) Other income, net 10.5 8.8 1.7 19.3% Income Before Taxes 111.3 94.0 17.2 18.3% Income tax (expense) benefit (14.6) (12.4) (2.2) 17.7% Net Income 96.7$ 81.7$ 15.0$ 18.4% Effective Tax Rate 13.1% 13.2% (0.1%) Diluted Average Shares Outstanding 61.3 59.8 1.5 2.5% Diluted Earnings Per Share $1.58 $1.37 $0.21 15.4% Dividends Paid per Common Share $1.30 $1.28 0.02$ 1.6% Six Months Ended June 30, Fuel, purchased supply & direct transmission expense (exclusive of depreciation and depletion) 1 Year-to-Date Financial Results 42 1.) Utility Margin is a non- GAAP Measure. See appendix slide titled “Reconciling Gross Margin to Utility Margin” for additional disclosure. Appendix

Utility Margin (YTD) (dollars in millions) Six Months Ended June 30, 2024 2023 Variance Electric $ 427.1 $ 404.1 $ 23.0 5.7% Natural Gas 117.0 107.9 9.1 8.4% Total Utility Margin $ 544.1 $ 512.0 $ 32.1 6.3% (1) Utility Margin is a non-GAAP Measure. See appendix slide titled “Reconciling Gross Margin to Utility Margin” for additional disclosure. Increase in utility margin due to the following factors: $ 36.2 Base rates 7.6 Transmission revenue due to market conditions 3.4 Montana property tax tracker collections 1.0 Montana natural gas transportation (4.4) Non-recoverable Montana electric supply costs (4.2) QF liability adjustment (2.6) Electric retail volumes (2.4) Natural gas retail volumes 3.6 Other $ 38.2 Change in Utility Margin Impacting Net Income $ (6.2) Property & other taxes recovered in revenue, offset in property & other taxes (1.3) Revenue from higher production tax credits, offset in income tax expense 1.4 Operating expenses recovered in revenue, offset in operating & maintenance expense $ (6.1) Change in Utility Margin Offset Within Net Income $ 32.1 Increase in Utility Margin 43 Appendix

(dollars in millions) Six Months Ended June 30, 2024 2023 Variance Operating & maintenance $ 111.5 $ 110.7 $ 0.8 0.7% Administrative & general 71.7 64.7 7.0 10.8% Property and other taxes 83.4 89.3 (5.9) (6.6)% Depreciation and depletion 113.7 105.6 8.1 7.7% Operating Expenses $ 380.3 $ 370.3 $ 10.0 2.7% Increase in operating expenses due to the following factors: $ 8.1 Depreciation expense due to plant additions 3.4 Labor and benefits(1) 2.4 Litigation outcome (Pacific Northwest Solar) 2.2 Non-cash impairment of alternative energy storage investment 1.0 Insurance expense 0.6 Technology implementation and maintenance expenses 0.3 Property and other taxes not recoverable within trackers (1.0) Uncollectible accounts (0.6) Electric generation maintenance (1.5) Other $ 14.9 Change in Operating Expense Items Impacting Net Income $ (6.2) Property and other taxes recovered in trackers, offset in revenue (0.2) Pension and other postretirement benefits, offset in other income(1) 1.4 Operating and maintenance expenses recovered in trackers, offset in revenue 0.1 Deferred compensation, offset in other income $ (4.9) Change in Operating Expense Items Offset Within Net Income $ 10.0 Increase in Operating Expenses Operating Expenses (YTD) (1) In order to present the total change in labor and benefits, we have included the change in the non- service cost component of our pension and other postretirement benefits, which is recorded within other income on our Condensed Consolidated Statements of Income. This change is offset within this table as it does not affect our operating expenses. 44 Appendix

Operating to Net Income (YTD) (dollars in millions) Six Months Ended June 30, 2024 2023 Variance Operating Income $ 163.7 $ 141.7 $ 22.0 15.5% Interest expense (62.9) (56.4) (6.5) (11.5)% Other income, net 10.5 8.8 1.7 19.3% Income Before Taxes 111.3 94.0 17.2 18.3% Income tax expense (14.6) (12.4) (2.2) 17.7% Net Income $ 96.7 $ 81.7 $ 15.0 18.4% $6.5 million increase in interest expenses was primarily due to higher borrowings and interest rates partly offset by lower interest on our revolving credit facilities and higher capitalization of AFUDC. $1.7 million increase in other income, net was primarily due a $2.3 million reversal of a previously expensed Community Renewable Energy Project penalty due to a favorable legal ruling and higher capitalization of AFUDC, partly offset by a $2.5 million non-cash impairment of an alternative energy storage equity investment and an increase in the non-service component of pension expense. $2.2 million increase in income tax expense was primarily due to higher pre-tax income and plant and depreciation flow-through items.45 Appendix

Tax Reconciliation (YTD) 46 Appendix Variance Income Before Income Taxes $111.3 $94.0 $17.3 Income tax calculated at federal statutory rate 23.4 21.0% 19.7 21.0% 3.7 Permanent or flow through adjustments: State income taxes, net of federal provisions 0.7 0.6% 1.2 1.3% (0.5) Flow-through repairs deductions (9.2) (8.3%) (7.6) (8.0%) (1.6) Production tax credits (5.0) (4.5%) (4.3) (4.6%) (0.7) Amortization of excess deferred income tax (0.6) (0.5%) (1.0) (1.1%) 0.4 Reduction to previously claimed alternative minimum tax credit - - 3.2 3.4% (3.2) Plant and depreciation flow-through items 4.1 3.7% 0.9 0.9% 3.2 Share-based compensation 0.3 0.3% 0.4 0.4% (0.1) Other, net 0.9 0.8% (0.1) (0.1%) 1.0 Sub-total (8.8) (7.9%) (7.3) (7.8%) (1.5) Income Tax Expense 14.6$ 13.1% 12.4$ 13.2% 2.2$ 2024 2023 Six Months Ended June 30,

Segment Results (YTD) (1) Utility Margin is a non-GAAP Measure. See appendix slide titled “Reconciling Gross Margin to Utility Margin” for additional disclosure. 47 Appendix Six Months Ended June 30, 2024 Electric Gas Other Total Operating revenues 603,320$ 191,951$ -$ 795,271$ Fuel, purchased supply & direct transmission* 176,228 74,973 - 251,201 Utility margin 427,092 116,978 - 544,070 Operating and maintenance 83,766 27,783 - 111,549 Administrative and general 51,213 17,867 2,646 71,726 Property and other taxes 64,306 19,120 1 83,427 Depreciation & depletion 94,850 18,826 - 113,676 Operating income (loss) 132,957 33,382 (2,647) 163,692 Interest expense (47,955) (13,396) (1,503) (62,854) Other income (expense) 9,492 1,981 (994) 10,479 Income tax expense (11,174) (2,869) (534) (14,577) Net income (loss) 83,320$ 19,098$ (5,678)$ 96,740$ Six Months Ended June 30, 2023 Electric Gas Other Total Operating revenues 524,574$ 220,470$ -$ 745,044$ Fuel, purchased supply & direct transmission* 120,497 112,573 - 233,070 Utility margin 404,077 107,897 - 511,974 Operating and maintenance 83,781 26,920 - 110,701 Administrative and general 46,603 18,087 13 64,703 Property and other taxes 69,273 20,002 5 89,280 Depreciation & depletion 87,217 18,411 - 105,628 Operating Income (loss) 117,203 24,477 (18) 141,662 Interest expense (40,284) (7,741) (8,394) (56,419) Other income (expense) 6,320 2,559 (80) 8,799 Income tax expense (10,143) (139) (2,106) (12,388) Net income (loss) 73,096$ 19,156$ (10,598)$ 81,654$ * Direct Transmission expense excludes depreciation and depletion (in thousands) 1 1

Electric Segment (YTD) (1) Utility Margin is a non-GAAP Measure. See appendix slide titled “Reconciling Gross Margin to Utility Margin” for additional disclosure. 48 Appendix 2024 2023 $ % 2024 2023 2024 2023 Montana 203,391$ 209,302$ (5,911)$ (2.8) % 1,429 1,439 326,986 321,278 South Dakota 34,702 35,457 (755) (2.1) % 290 330 51,396 51,218 Residential 238,093 244,759 (6,666) (2.7) % 1,719 1,769 378,382 372,496 Montana 201,158 214,532 (13,374) (6.2) % 1,580 1,610 75,639 74,249 South Dakota 54,128 50,262 3,866 7.7% 546 545 13,047 12,964 Commercial 255,286 264,794 (9,508) (3.6) % 2,126 2,155 88,686 87,213 Industrial 22,951 22,563 388 1.7% 1,464 1,270 80 79 Other 13,366 13,986 (620) (4.4) % 49 48 5,689 5,623 Total Retail Electric 529,696 546,102 (16,406) (3.0) % 5,358 5,242 472,837 465,411 Regulatory amortization 25,442 (61,551) 86,993 (141.3) % Transmission 44,824 37,245 7,579 20.3 % Wholesale and other 3,358 2,778 580 20.9 % Total Revenues 603,320 524,574 78,746 15.0 % Total fuel, purchased supply & direct transmission expense* 176,228 120,497 55,731 46.3 % Utility Margin 427,092$ 404,077$ 23,015$ 5.7% * Direct transmission expense is exclusive of depreciation and depletion expense Megawatt Hours (MWH) Average Customer Counts Six Months Ended June 30, (in thousands) Revenues Change 1

Natural Gas Segment (YTD) 49 Appendix (1) Utility Margin is a non-GAAP Measure. See appendix slide titled “Reconciling Gross Margin to Utility Margin” for additional disclosure. 2024 2023 $ % 2024 2023 2024 2023 Montana 67,511$ 84,471$ (16,960)$ (20.1) % 8,482 8,381 185,332 183,583 South Dakota 19,499 28,310 (8,811) (31.1) % 2,005 2,455 42,521 42,032 Nebraska 14,315 27,970 (13,655) (48.8) % 1,669 1,915 37,970 37,838 Residential 101,325 140,751 (39,426) (28.0) % 12,156 12,751 265,823 263,453 Montana 35,826 46,257 (10,431) (22.6) % 4,698 4,834 26,121 25,690 South Dakota 13,021 19,791 (6,770) (34.2) % 1,914 2,177 7,362 7,235 Nebraska 8,188 17,828 (9,640) (54.1) % 1,192 1,386 5,063 5,040 Commercial 57,035 83,876 (26,841) (32.0) % 7,804 8,397 38,546 37,965 Industrial 588 889 (301) (33.9) % 83 94 237 232 Other 868 1,122 (254) (22.6) % 133 136 196 188 Total Retail Electric 159,816$ 226,638$ (66,822)$ (29.5) % 20,176 21,378 304,802 301,838 - Regulatory amortization 10,661 (28,770) 39,431 (137.1) % Wholesale and other 21,474 22,602 (1,128) (5.0) % Total Revenues 191,951$ 220,470$ (28,519)$ (12.9) % Total fuel, purchased supply & direct transmission expense* 74,973$ 112,573$ (37,600)$ (33.4) % Utility Margin 116,978$ 107,897$ 9,081$ 8.4% * Direct transmission expense is exclusive of depreciation and depletion expense (in thousands) Change Dekatherms (Dkt) Average Customer CountsRevenues Six Months Ended June 30, 1

PCCAM Impact by Quarter Qualified Facility Earnings Adjustment Our electric QF liability consists of unrecoverable costs associated with contracts covered under PURPA that are part of a 2002 stipulation with the MPSC and other parties. Risks / losses associated with these contracts are born by shareholders, not customers. Therefore, any mitigation of prior losses and / or benefits of liability reduction also accrue to shareholders. 50 Appendix Pretax millions – shareholder (detriment) benefit

(dollars in millions) As of June 30, As of December 31, 2024 2023 Cash and cash equivalents 6.4$ 9.2$ Restricted cash 24.6 16.0$ Accounts receivable, net 149.5 212.3$ Inventories 115.0 114.5$ Other current assets 68.6 55.0$ Goodwill 357.6 357.6$ PP&E and other non-current assets 6,992.2 6,836.1$ Total Assets 7,713.8$ 7,600.7$ Payables 91.3 124.3 Other current liabilities 280.2 307.3 Total debt & capital leases 2,901.7 2,793.4 Other non-current liabilities 1,633.5 1,590.3 Shareholders' equity 2,807.3 2,785.3 Total Liabilities and Equity 7,713.8$ 7,600.7$ Capitalization: Total Debt & Capital Leases 2,901.7 2,793.4 Less: Basin Creek Capital Lease (7.2) (8.8) Shareholders' Equity 2,807.3 2,785.3 Total Capitalization 5,701.7$ 5,569.9$ Ratio of Debt to Total Capitalization 50.8% 50.0% Balance Sheet 51 Appendix Debt to Total Capitalization up from last quarter and inside our targeted 50% - 55% range.

Cash from Operating Activities decreased by $70.2 million due primarily to significant net cash inflows from recovery of previously under-collected energy supply cost in the prior period, and net cash outflows in 2024 from our January 2024 cold weather event. Funds from Operations increased by $53.1 million over prior period. Net Under-Collected Supply Costs (in millions) Beginning (Jan. 1) Ending (June 30) (Outflow) / Inflow 2023 $115.4 $30.0 $85.4 2024 $7.8 $14.9 $(7.1) 2024 Cash Outflow $(92.5) Year-to-Date Cash Flow 52 No Planned Equity Issuances in 2024 Financing plans (targeting a FFO to Debt ratio > 14%) are expected to maintain our current credit ratings and are subject to change. Debt financing in 2024 • Issued $175 million, 5.56% coupon, 7 year Montana FMBs in Q1 • Issued $33 million, 5.55% coupon, 5 year South Dakota FMBs in Q1 • Issued $7 million, 5.75% coupon, 10 year, South Dakota FMBs in Q1 • Entered $100 million term loan in Q2 with variable rate of Secured Overnight Financing Rate plus an applicable margin. (dollars in millions) 2024 2023 Operating Activities Net Income 96.7$ 81.7$ Non-Cash adjustments to net income 128.1 95.3 Changes in working capital 1.0 124.3 Other noncurrent assets & liabilities (1.9) (7.2) Cash Provided by Operating Activities 223.9 294.1 Cash Used in Investing Activities (248.3) (265.8) Cash Provided by (Used In) Financing Activities 30.2 (26.8) Cash Provided by Operating Activities 223.9$ 294.1$ Less: Changes in working capital 1.0 124.3 Funds from Operations 222.9$ 169.8$ PP&E additions 247.4 263.4 Capital expenditures included in trade accounts payable (15.2) (43.8) AFUDC Credit 9.4 7.8 Total Capital Investment 241.6$ 227.4$ Six Months Ended June 30, Appendix

Reconciling Gross Margin to Utility Margin Management believes that Utility Margin provides a useful measure for investors and other financial statement users to analyze our financial performance in that it excludes the effect on total revenues caused by volatility in energy costs and associated regulatory mechanisms. This information is intended to enhance an investor's overall understanding of results. Under our various state regulatory mechanisms, as detailed below, our supply costs are generally collected from customers. In addition, Utility Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs, as well as to analyze how changes in loads (due to weather, economic or other conditions), rates and other factors impact our results of operations. Our Utility Margin measure may not be comparable to that of other companies' presentations or more useful than the GAAP information provided elsewhere in this report. (1) Utility Margin is a non-GAAP Measure. 53 Appendix 2024 2023 2024 2023 2024 2023 (in millions) Reconciliation of gross margin to utility margin Operating Revenues 260.1$ 229.3$ 59.8$ 61.2$ 319.9$ 290.5$ Less: Fuel, purchased supply and direct transmission expense (exclusive of depreciation and depletion shown separately below) 60.9 42.4 15.6 25.2 76.5 67.6 Less: Operating & maintenance expense 43.5 41.4 13.9 13.5 57.4 54.9 Less: Property and other tax expense 28.0 31.0 8.2 9.1 36.2 40.1 Less: Depreciation and depletion expense 47.6 43.3 9.4 9.1 57.0 52.4 Gross Margin 80.1 71.2 12.7 4.3 92.8 75.5 Plus: Operating & maintenance expense 43.5 41.4 13.9 13.5 57.4 54.9 Plus: Property and other tax expense 28.0 31.0 8.2 9.1 36.2 40.1 Plus: Depreciation and depletion 47.6 43.3 9.4 9.1 57.0 52.4 Utility Margin 199.2$ 186.9$ 44.2$ 36.0$ 243.4$ 222.9$ 2024 2023 2024 2023 2024 2023 (in millions) Reconciliation of gross margin to utility margin Operating Revenues 603.3$ 524.6$ 192.0$ 220.5$ 795.3$ 745.1$ Less: Fuel, purchased supply and direct transmission expense (exclusive of depreciation and depletion shown separately below) 176.2 120.5 75.0 112.6 251.2 233.1 Less: Operating & maintenance expense 83.8 83.8 27.8 26.9 111.6 110.7 Less: Property and other tax expense 64.3 69.3 19.1 20.0 83.4 89.3 Less: Depreciation and depletion expense 94.9 87.2 18.8 18.4 113.7 105.6 Gross Margin 184.1 163.8 51.3 42.6 235.4 206.4 Plus: Operating & maintenance expense 83.8 83.8 27.8 26.9 111.6 110.7 Plus: Property and other tax expense 64.3 69.3 19.1 20.0 83.4 89.3 Plus: Depreciation and depletion 94.9 87.2 18.8 18.4 113.7 105.6 Utility Margin 427.1$ 404.1$ 117.0$ 107.9$ 544.1$ 512.0$ Total Reconciliation of Gross Margin to Utility Margin for the Three Months Ended June 30, Reconciliation of Gross Margin to Utility Margin for the Six Months Ended June 30, Electric Natural Gas Total Electric Natural Gas (1) (1)

Non-GAAP Financial Measures 54 Appendix

Non-GAAP Financial Measures This presentation includes financial information prepared in accordance with GAAP, as well as other financial measures, such as Utility Margin, Adjusted Non-GAAP pretax income, Adjusted Non-GAAP net income and Adjusted Non-GAAP Diluted EPS that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. We define Utility Margin as Operating Revenues less fuel, purchased supply and direct transmission expense (exclusive of depreciation and depletion) as presented in our Consolidated Statements of Income. This measure differs from the GAAP definition of Gross Margin due to the exclusion of Operating and maintenance, Property and other taxes, and Depreciation and depletion expenses, which are presented separately in our Consolidated Statements of Income. A reconciliation of Utility Margin to Gross Margin, the most directly comparable GAAP measure, is included in this presentation. Management believes that Utility Margin provides a useful measure for investors and other financial statement users to analyze our financial performance in that it excludes the effect on total revenues caused by volatility in energy costs and associated regulatory mechanisms. This information is intended to enhance an investor's overall understanding of results. Under our various state regulatory mechanisms, as detailed below, our supply costs are generally collected from customers. In addition, Utility Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs, as well as to analyze how changes in loads (due to weather, economic or other conditions), rates and other factors impact our results of operations. Our Utility Margin measure may not be comparable to that of other companies' presentations or more useful than the GAAP information provided elsewhere in this report. Management also believes the presentation of Adjusted Non-GAAP pre-tax income, Adjusted Non-GAAP net income and Adjusted Non-GAAP Diluted EPS is more representative of normal earnings than GAAP pre-tax income, net income and EPS due to the exclusion (or inclusion) of certain impacts that are not reflective of ongoing earnings. The presentation of these non-GAAP measures is intended to supplement investors' understanding of our financial performance and not to replace other GAAP measures as an indicator of actual operating performance. Our measures may not be comparable to other companies' similarly titled measures. 55 Appendix

Delivering a bright future 56